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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 29, 2003
                                                          --------------


                             NESCO Industries, Inc.
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             (Exact name of registrant as specified in its charter)



         Nevada                         000-28307             13-3709558
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(State or other jurisdiction           (Commission           (IRS Employer
     of Incorporation)                 File Number)        Identification No.)



22-09 Queens Plaza North, Long Island City, New York             11101
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      (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code      718/752-2400
                                                   --------------------------


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          (Former name or former address, if changed since last report)


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Item 5.       Other Events.

Michael J. Caputo has resigned as interim President, Principal Executive and Principal Financial Officer of the Corporation and as Vice President of its subsidiary, effective as of the end of business on April 29, 2003. Mr. Caputo, who was the sole executive officer of the Corporation and its subsidiaries, will remain with the Corporation to assist in winding up the business operations of National Abatement Corp., a subsidiary of the Corporation. The day-to-day operations of the Corporation and its subsidiaries will be managed by their respective boards of directors, or a member designee, until Mr. Caputo's successors are elected.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NESCO INDUSTRIES, INC.


Dated: April 29, 2003                           By: /s/ Michael J. Caputo
                                                   ---------------------------
                                                    Michael J. Caputo
                                                    President